Exhibit 10.3
AMENDMENT NUMBER TWO
TO THE CHEVRON CORPORATION
NON-EMPLOYEE DIRECTORS’ EQUITY COMPENSATION AND
DEFERRAL PLAN

WHEREAS, Chevron Corporation (the “Corporation”) maintains the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan (the “Plan”);

WHEREAS, pursuant to Section XII.(a) of the Plan, the Board of Directors of the Corporation (the “Board”) has the authority to amend the Plan; and

WHEREAS, the Board desires to amend the Plan, pursuant to this Amendment Number Two, to permit the issuance of stock options so long as the exercise price is not less than the fair market value of a share on the grant date.

NOW, THEREFORE, be it resolved, the Plan is hereby amended, effective July 24, 2018, as follows:

1.     Section VI (Options) is amended by modifying the second sentence of subsection (b) to read as follows:

The exercise price of each Option shall not be less than the Fair Market Value of a Share on the date the Option is granted.

* * *

Effective Date: July 24, 2018

By:	/s/ Ronald D. Sugar
Ronald D. Sugar, Lead Director
Chevron Corporation